UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2018
 Date of Report (Date of earliest event reported)

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2125 O'Nel Drive
San Jose, CA    95131
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 7, 2018, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2018 (the "Annual Meeting"), at which a quorum for the transaction of business was present in person or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:

  Election of seven directors to hold office until the next annual meeting of stockholders, and until their respective successors have been duly elected and qualified. The Company's nominees were Guy L. Hecker, Jr., Bryan R. Martin, Vikram Verma, Eric Salzman, Ian Potter, Jaswinder Pal Singh, and Vladimir Jacimovic.

  Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019.

  Approval of amendments to the Company's Amended and Restated 2012 Equity Incentive Plan, including the reservation of 16,300,000 additional shares for issuance thereunder.

  Advisory vote on executive compensation for the fiscal year ended March 31, 2018.

Final voting results were as follows:

Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Guy L. Hecker, Jr.	52,480,469	8,458,559	20,340,539
Bryan R. Martin	60,622,794	316,234	20,340,539
Vikram Verma	60,664,445	274,583	20,340,539
Eric Salzman	58,931,882	2,007,146	20,340,539
Ian Potter	59,456,515	1,482,513	20,340,539
Jaswinder Pal Singh	60,178,610	760,418	20,340,539
Vladimir Jacimovic	60,179,645	759,383	20,340,539

Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.

Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
77,531,749	1,089,869	2,496,638	0

The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019.

Proposal Three: Approval of Amendments to 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
48,771,207	11,956,515	49,995	20,340,539

The stockholders approved the amendments to the Company's Amended and Restated 2012 Equity Incentive Plan, including the reservation of 16,300,000 additional shares for issuance thereunder.

Proposal Four: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Vote
53,103,793	7,628,941	44,983	20,340,539

The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2018.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018

8X8, INC.

By: /s/ Mary Ellen Genovese

Mary Ellen Genovese
Chief Financial Officer and Secretary

2